Public Service Enterprise Group PSEG Earnings Conference Call 2 nd Quarter 2010 July 30, 2010 Exhibit 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. When used herein, the words “anticipate”, “intend”, “estimate”,
“believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved. The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• Adverse changes in energy industry law, policies and regulation, including market structures, transmission planning and rules, and reliability standards.
• Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
• Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
• Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
• Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
• Any inability to balance our energy obligations, available supply and trading risks.
• Any deterioration in our credit quality.
• Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
• Any inability to realize anticipated tax benefits or retain tax credits.
• Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
• Delays in receipt of necessary permits and approvals for our construction and development activities.
• Delays or unforeseen cost escalations in our construction and development activities.
• Increase in competition in energy markets in which we compete.
• Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
• Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and
Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM)
accounting, and other material one-time items. PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Income from Continuing
Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2010 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer * * * * * * * * * *

Q2 2010 Earnings Summary
$ 318 $ 331
Operating Earnings
$ 311 $ 224
Income from Continuing Operations /
Net Income
(7) (107)
Reconciling Items, Net of Tax
$ 0.63 $ 0.65
EPS from Operating Earnings*
2009 2010
$ millions (except EPS)
Quarter ended June 30
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Q2 2010 Earnings Summary
$ 800 $ 756
Operating Earnings
$ 755 $ 715
Income from Continuing Operations /
Net Income
(45) (41)
Reconciling Items, Net of Tax
$ 1.58 $ 1.49
EPS from Operating Earnings*
2009 2010
$ millions (except EPS)
Six months ended June 30
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q2 2010
Focused on operational excellence
PSE&G focused on meeting reliability
Power’s generation volumes increased 20% quarter-over-quarter
Foundation laid for the future
BPU approved settlement of PSE&G electric and gas rate case
PSE&G aligning capital and O&M with revenue to ensure capability of earning authorized return
Investments for the future
Susquehanna-Roseland in-service date delayed by 2 years
PSE&G assessing reliability enhancing transmission investments
Meeting Environmental Standards:  Completion of BET construction on schedule for year-end 2010
Financing position
Debt financings lowered cost and extended maturities
Lease termination reduced potential tax liability to $550 million
$415 million contributed to pension trust
Focused on building a financially strong, environmentally friendly energy business

2008 Operating Earnings* 2009 Operating Earnings* 2010 Guidance
$3.00 - $3.25
PSEG – Maintaining 2010 Guidance
$3.03
* See page 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12

PSEG 2010 Q2 Operating Company Review Caroline Dorsa Executive Vice President and Chief Financial Officer * * * * * * * * * *

Q2 Operating Earnings by Subsidiary
$    318
1
21
43
$   253
2009
$   331
5
12
75
$   239
2010
Operating Earnings Earnings per Share
-- 0.01
Enterprise
$   0.63 $   0.65
Operating Earnings*
0.04 0.02
PSEG Energy Holdings
0.09 0.15
PSE&G
$   0.50 $   0.47
PSEG Power
2009 2010
$ millions (except EPS)
Quarter ended June 30
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Q2 Operating Earnings by Subsidiary
$ 800
(3)
31
166
$606
2009
$ 756
8
19
192
$   537
2010
Operating Earnings Earnings per Share
(0.01) 0.02
Enterprise
$   1.58 $   1.49
Operating Earnings*
0.06 0.03
PSEG Energy Holdings
0.33 0.38
PSE&G
$   1.20 $   1.06
PSEG Power
2009 2010
$ millions (except EPS)
Six months ended June 30
•See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.65 0.01
(0.02)
0.06
(0.03)
$0.63
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q2 2010 versus Q2 2009
Q2 2010
operating
earnings*
Q2 2009
operating
earnings*
Interest
Higher volume offset
by lower prices
0.02
O&M 0.01
WPT (0.02)
Taxes  (0.02)
SO2 Impairment
(0.02)
PSEG Power
Weather 0.01
Margins:
Electric 0.03
Transmission  0.01
O&M 0.01
Taxes & Misc. 0.01
D&A (0.01)
PSE&G
PSEG Energy
Holdings
Enterprise
Lower gains on
lease sales and
lower project
earnings (0.05)
Tax Benefits for
Solar & Other
Projects 0.02
Interest 0.01
•See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1.49
0.03
(0.03)
0.05
(0.14)
$1.58
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
PSEG EPS Reconciliation – YTD 2010 versus YTD 2009
YTD 2010
operating
earnings*
YTD 2009
operating
earnings*
Interest Higher volume
offset by lower
prices (0.04)
WPT (0.05)
SO2 Impairment
(0.02)
BGSS (0.01)
D&A 0.01
Taxes  (0.01)
Increase in
effective tax rate
related to
healthcare
legislation (0.02)
PSEG Power
Weather (0.02)
Margins:
Electric 0.04
Transmission
0.02
Appliance Service
0.01
Taxes & Misc.
0.02
O&M (0.01)
D&A (0.01)
PSE&G
PSEG Energy
Holdings
Enterprise
Lower gains on
lease sales and
lower project
earnings (0.06)
Tax Benefits for
Solar and Other
Projects 0.02
Interest 0.01
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power 2010 Q2 Review * * * * * * * * * *

PSEG Power – Q2 2010 EPS Summary
(21) (24) (45)
Mark-to-Market, Net of Tax
(7) 17 10
NDT Funds Related Activity,
Net of Tax
($ 5) $ 1,363 $ 1,358
Operating Revenues
($ 0.03) $   0.50 $    0.47
EPS from Operating Earnings*
(42) 246 204
Income from Continuing Operations /
Net Income
(14) 253 239
Operating Earnings
Variance Q2 2009 Q2 2010
$ millions (except EPS)
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.50
0.02
(0.02)
(0.02)
$0.47
(0.01)
0.00
0.25
0.50
0.75
Higher
volume
offset by
lower
prices
PSEG Power EPS Reconciliation – Q2 2010 versus Q2 2009
Q2 2010
operating
earnings*
Q2 2009
operating
earnings*
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
WPT O&M 0.01
Taxes (0.02)
SO2
Impairment

PSEG Power – Generation Measures
7,487
7,196
2,595
1,470
4,090
2,887
1,937
2,010
0
8,750
17,500
2010 2009
Quarter ended June 30
Total Nuclear
Total Coal*
Oil & Natural Gas
– excluding
Texas
* Includes figures for Pumped Storage
PSEG Power – Generation (GWh)
13,490
16,182
Oil & Natural Gas
- Texas
PSEG Power – Capacity Factors (%)
41% 43% Texas
37% 52% PJM and NY
Combined Cycle
35%
83%
42%
95.0%
2010
30% CT
80% PA
20% NJ
Coal
93.4% Nuclear
2009
Six months ended June 30

PSEG Power – Fuel Costs
178 236 Oil & Gas*
47 100 Coal
19.27 23.30 $ / MWh
13,490 16,182
Total Generation
(GWh)
260 377 Total Fuel Costs
35 41 Nuclear
Total Fossil
($ millions)
225 336
2009 2010
Quarter ended June 30
PSEG Power – Fuel Costs
* Includes Texas.

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2009 2008
$63
$51
Quarter ended June 30
Volume increased 20% vs. year ago in response to weather-related demand
Margins influenced by BGS migration and impairment of excess SO2 emission allowances
Decline in gross margin influenced
by lower spark spread.
$29 Texas
Regional Performance
$14
$20
$688
Q2 Gross
Margin ($M)
Q2 Performance Region
Improvement in generation offset
by decline in price.
New York
Volumes and margins lower vs.
year ago, reflecting decline in dark
spreads.
New
England
Margin improvement aided by
strong weather-related demand
offset by lower pricing and ($0.01)
SO2 impairment.
PJM
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Increase in generation was predominantly from combined cycle and coal with continued strong nuclear.
$50

… with sites in the eastern part of PJM.
Reliability Pricing Model – locational value of Power’s generating fleet recognized…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction.
• Locational value of Power’s
fleet recognized
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction; in-service
June 2013
• On schedule to complete
178MW of previously cleared
peaking capacity by June
2012
$27.73 $16.46 $110.00 $174.29 $102.04 Rest of Pool
$245.00 $185.00 PSEG North Zone
$245.00 PSEG
$133.37
$139.73
2012 / 2013
$226.15
$245.00
2013/2014
$110.00 $174.29 $191.32 MAAC
$110.00 $174.29 $191.32 Eastern MAAC
2011 / 2012 2010 / 2011 2009 / 2010 $/MW-day
PJM Zones
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14
PJM Capacity Available to Receive Auction Pricing

PSEG Power – Q2 Operating Highlights
Q2 output + 20% added $0.05 to EPS
Q2 nuclear capacity factor at 92.6%
Combined cycle and coal units captured market opportunities
Operations
Regulatory and Market Environment
Financial
Lower pricing reduced Q2 earnings ($0.03) per share which includes the impact of customer migration of ($0.01) per share; mark-to-market related to lower volumes on other full requirements contracts was ($0.02) per share
RPM auction results support locational value of assets
Power on track to complete Back-End-Technology construction at Hudson and
Mercer by year-end
Bid accepted for 89 MW peaker at Kearny for 2013 in-service
Power debt exchange to reduce financing cost and extend maturities

PSE&G 2010 Q2 Review * * * * * * * * * *

PSE&G – Q2 2010 Earnings Summary
28 1,493 1,465
Total Operating Expenses
(2) 26 28
Taxes Other than Income Taxes
Operating Expenses
62 979 917
Energy Costs
1 344 343
Operation & Maintenance
(33) 144 177
Depreciation & Amortization
$ 0.06 $ 0.09 $ 0.15
EPS from Operating Earnings*
32 43 75
Operating Earnings
($ 107) $ 1,643 $ 1,536
Operating Revenues
Variance Q2 2009 Q2 2010
$ millions (except EPS)
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.09
0.04
0.01
0.01
$0.15
0.00
0.05
0.10
0.15
0.20
`
PSE&G EPS Reconciliation – Q2 2010 versus Q2 2009
Q2 2010
operating
earnings*
Q2 2009
operating
earnings*
Weather
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M 0.01
Taxes & Misc.
0.01
D&A (0.01)
Margins:
Electric 0.03
Transmission 0.01

PSE&G – Monthly Weather Data
1,333
3,954
208
376
586
1,412
140
749
2,999
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
April May June
2010 2009 Normal
2010 vs. 2009 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)
+ 131% Q2 2010 vs. Q2 2009
+ 41% Q2 2010 vs. Normal

PSE&G – Q2 Operating Highlights
NJ BPU approved stipulated settlement in June providing for $100 million in electric and gas revenue based on authorized ROE of 10.3% and Equity Ratio of 51.2%
Refunding $122 million to resolve issues related to the Market Transition Charge over the next 24 months
BPU plans to hold separate hearings on rate treatment of consolidated taxes and SBC
Susquehanna-Roseland Transmission in-service date delayed by 2 years
PSE&G has reduced its distribution related capital budgets by $140 million over
2010-2012
PSE&G distribution operations earned an 8.3% return on equity for the trailing
12 months
Operations
Regulatory and Market Environment
Financial
Economic indicators appear to have stabilized but have yet to indicate a recovery
Focused on maintaining reliability

PSEG Energy Holdings 2010 Q2 Review * * * * * * * * * *

PSEG Energy Holdings – Q2 2010 Earnings Summary
($0.02) $ 0.04 $ 0.02
EPS from Operating Earnings*
($ 9) $ 21 $12
Income from Continuing Operations /
Net Income
($ 75) $ 95 $ 20
Operating Revenues
Variance Q2 2009 Q2 2010
$ millions (except EPS)
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.02
(0.02)
$0.04
0.00
0.01
0.02
0.03
0.04
PSEG Energy Holdings EPS Reconciliation – Q2 2010 versus
Q2 2009
Q2 2010
operating
earnings*
Q2 2009
operating
earnings*
Lower gains on lease
sales and lower
project earnings
(0.05)
Tax Benefits for Solar
& Other Projects
0.02
Interest  0.01
* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Energy Holdings – Q2 Operating Highlights
Financial
Termination of additional lease in Q2 reduced potential tax liability at quarter-end to $550 million; $320 million of cash on deposit at IRS
Solar projects in Ohio and Florida exceeding expectations; NJ solar project is operating as planned
Reviewing opportunity for additional investments in solar under PPA arrangements

PSEG * * * * * * * * * * * *

2010 Operating Earnings Guidance
$ 3.12
$ 1,579
$ 10
$ 43
$ 321
$ 1,205
2009A*
$ 3.00 – $ 3.25
$ 1,520 – $ 1,645
$ 5 – $15
$ 30 – $ 40
$ 425 – $ 455
$ 1,060 – $ 1,135
2010E
Enterprise
Earnings per Share
Operating Earnings*
PSEG Energy Holdings
PSE&G
PSEG Power
$ millions (except EPS)
* See page 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of June 30, 2010
PSEG Liquidity as of June 30, 2010
Expiration Total Available
Company Facility Date Facility Usage Liquidity
5-Year Credit Facility (Power) Dec-12 $1,600 1 $231 $1,369
5-Year Credit Facility (PSEG) Dec-12 $1,000 2 $182 $818
2-Year Credit Facility (Power) Jul-11 $350 $0 $350
PSE&G 5-Year Credit Facility Jun-12 $600 3 $214 $386
Total $3,550 $2,923
1
Power Facility reduces by $75 million in 12/2011
2
PSEG Facility reduces by $47 million in 12/2011
3
PSE&G Facility reduces by $28 million in 6/2011
PSEG /
Power
($Millions)

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related 10 $         17 $
      Activity (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (45)           (24)
Market Transition Charge Refund (PSE&G) (72) -
Total Pro-forma adjustments (107) $      (7) $
Fully Diluted Average Shares Outstanding (in Millions)
507          507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $      0.03 $
Gain (Loss) on MTM (PSEG Power) (0.09)        (0.05)
Market Transition Charge Refund (PSE&G) (0.14)        -
Total Pro-forma adjustments (0.21) $     (0.02) $
(a) Income from Continuing Operations for the three months ended June 30, 2010 and 2009 is equal to Net Income.
For the Three Months Ended
30-Jun

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related 20 $         (6) $
     Activity (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 11            (39)
Market Transition Charge Refund (PSE&G) (72) -
Total Pro-forma adjustments (41) $        (45) $
Fully Diluted Average Shares Outstanding (in Millions)
507          507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.04 $      (0.01) $
Gain (Loss) on MTM (PSEG Power) 0.02         (0.08)
Market Transition Charge Refund (PSE&G) (0.14)        -
Total Pro-forma adjustments (0.08) $     (0.09) $
(a) Income from Continuing Operations for the six months ended June 30, 2010 and 2009 is equal to Net Income.
For the Six Months Ended
30-Jun

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund
Related Activity (PSEG Power) 9 $          (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (25) 16
Lease Transaction Reserves - (490)
Net Reversal of Lease Transaction Reserves 29 -
Asset Impairments - (13)
Premium on Bond Redemption - (1)
Total Pro-forma adjustments 13 $        (559) $
Fully Diluted Average Shares Outstanding (in Millions)
507 508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund
Related Activity (PSEG Power) 0.02 $     (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (0.05) 0.03
Lease Transaction Reserves - (0.96)
Net Reversal of Lease Transaction Reserves 0.05 -
Asset Impairments - (0.03)
Premium on Bond Redemption - -
Total Pro-forma adjustments 0.02 $     (1.10) $
For the Twelve Months Ended
December 31,